                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  March 15, 1999



                         Complete Wellness Centers, Inc.
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             (Exact Name of Registrant as specified in its Charter)

      Delaware                         0-22115                   52-1910135
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
or corporation)                                              Identification No.)

666 11th Street, NW, Suite 200
Washington, D.C.                                                   20001
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(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (202) 639-9700
                                                     --------------
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          (Former name or former address, if changed since last report)

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On March 4, 1999 the Registrant dismissed Ernst & Young LLP ("E&Y"), as the Registrant's independent public accountants and auditors, a capacity in which that firm had served for approximately three years, and selected Amper, Politziner & Mattia to replace E&Y in this role. The decision to dismiss the Registrant's accountants and auditors was approved by the full Board of Directors.

                  During the two most recent fiscal years and the subsequent period through March 4, 1999, the date on which E&Y was dismissed as the Registrant's independent public accountants and auditors, there were no disagreements between the Registrant and E&Y on any matter relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to E&Y's satisfaction would have caused it to make reference to the subject matter of disagreement in connection with its report. In addition, Ernst & Young, LLP's report on the Registrant's financial statements for the two fiscal years ended December 31, 1997 and 1996 contained no adverse opinions or disclaimers of opinion, nor were such reports qualified as to audit scope or accounting principles.

                  No "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K occurred during the Registrant's two most recent fiscal years and the subsequent interim period through March 4, 1999, except as follows:

                  In connection with its 1997 year-end audit of the Registrant's financial statements, in March 1998, E&Y presented a report to the Audit Committee of the Board of Directors of the Registrant describing certain material weaknesses, referred to below, in the Registrant's internal control structure. The Registrant carefully reviewed its internal controls in light of E&Y's report and in view of E&Y's recommendations.

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                  In response to the foregoing the Registrant implemented a
                  program to address this problem. The details are as follows:

                           * Complete the current computer system network which will allow CWC to automatically source from each clinic the financial and operational data required for timely and accurate reporting.

                           * Alter the clinic programs to include a "bug" which will cause the software to lock-up if access to the data is not permitted by the clinic.

                           * Freeze the clinic lock-box and withhold all cash after a warning letter from corporate counsel when a clinic is non-compliant in submitting or allowing access to financial or operating data.

                           * Compare on a timely basis all financial and operational results to the approved corporate budget and require detailed explanations for any significant variances from that budget.

                           * The addition of appropriate personnel to the corporate staff, within budget guidelines, to analyze and report data to management in a timely manner.

                           * Establish an executive committee, comprised of the appropriate subsidiary and corporate managers, which meets once a month to review all corporate guidelines and processes to ensure established policies are adhered to.

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1. E&Y recommended that the Registrant establish a mechanism or procedures that will enable management to obtain timely financial and operational information from its affiliated entities (i.e. automatic freeze of the Medcorp's lock-boxes if complete information is not provided with a certain time period or late submissions are a routine occurrence, require all Medcorps to use wide area network and approved software to track and account for all transactions, increase frequency and breadth of CWC employees' site visits, etc.) and, evaluate its existing affiliates and Medcorps to determine which, if any, should be deemed non-compliant and the affiliation agreement terminated.

2. E&Y recommended that the Registrant adopt a uniform set of billing practices at all clinics and that compliance with those practices be monitored through a routine inspection program by corporate level employees or designees (i.e. an internal audit function). In addition, they recommended that the enforcement should be such that any Medcorp not following Registrant's policies should be subjected to (i) increased review (i.e. on-site vs. off-site, monthly or bi-monthly reviews of billing practices depending on the level of non-compliance, etc.), (ii) incur additional financial and operational oversight by the Registrant, and (iii) be subjected to management's review of the appropriateness to continue the Medcorp's affiliation with the Registrant's.

   In response to the foregoing, the Registrant has implemented a program to provide better teaching, a higher percentage of chart reviews, more site visits, "whistle-blower" rewards and an internal/external audit of patient records on a quarterly basis. Additionally, the Registrant established an executive review committee whose responsibility is to decide whether to suspend operations of any clinic that is not in compliance with the Registrant's established billing policies.

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   The Registrant has authorized E&Y to respond fully to the inquiries of
   Amper, Politziner & Mattia. The Registrant has provided E&Y with a copy of the disclosures contained in this Form 8-K, and has requested that E&Y furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein.

   (b) As stated above, on March 4, 1999, the Registrant appointed the accounting firm of Amper, Politziner & Mattia as the Registrant's independent public accountants and auditors, effective immediately. During the Registrant's two most recent fiscal years and the subsequent interim period through March 4, 1999, Amper, Politziner & Mattia was not consulted with respect to any of the items referred to in Item 304(a)(2) of Regulation S-K.

   Item 7.  EXHIBITS

   Exhibit  16.1 Letter from Ernst & Young, LLP to the Securities and Exchange
                 Commission concerning its termination as the Registrant's principal accountant.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: March 15, 1999.

                                               Complete Wellness Centers, Inc.

                                               By: /s/ Joseph Raymond, Jr.
                                                   -------------------------
                                                        Joseph Raymond, Jr.
                                                        Chairman & CEO
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                                  Exhibit 16.1

March 12, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

           Re: Complete Wellness Centers, Inc. (File No. 0-22115)

Gentlemen:

We have read Item 4 of Form 8-K dated March 12, 1999, of Complete Wellness Centers, Inc.

With respect to the first and second paragraphs of Item 4(a), we are in agreement with the statements contained therein relative to the termination of our auditor-client relationship, the absence of reportable disagreements, and our reports on the Registrant's financial statements.

Regarding the fourth paragraph of Item 4(a), we agree that we presented a report to the Audit Committee which described certain material weaknesses. We also agree with subparagraphs 1 and 2 of Item 4(a), which describe the recommendations made by us regarding such material weaknesses. However, it should be noted that we have not performed any audit work regarding such matters subsequent to the date of our report (March 30, 1998) on the Registrant's financial statements for the year ended December 31, 1997 and consequently are unable to comment on or otherwise have any knowledge regarding any action by management with respect to our recommendations.


We have no basis to agree or disagree with other statements of the registrant contained therein.

Regarding the registrant's statement concerning the lack of internal control to prepare financial statements, included in the fourth paragraph of Item 4(a) therein, we had considered such matter in determining the nature, timing and extent of procedures performed in our audits of the registrant's 1997 financial statements.



                                         /s/ Ernst & Young LLP